Exhibit 99.2

Transaction & Company Overview June 2026

Forward Looking Statements

This presentation includes statements that are, or may be deemed, “forward-looking statements’’ within the meaning of the U.S. federal securities laws. Such statements are based upon various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “might,” estimates,” “approximately,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “seeks,” “may,” “should,” “could,” “would,” “will”, “future,” “likely,” “goal,” “continue,” “appears,” “suggests,” “ongoing,” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. Forward looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the proposed merger transaction between Adial and Azora and concurrent PIPE offering, our ongoing and planned discovery and development of drugs targeting inflammatory bowel diseases, our planned clinical trials, targeting an IND filing for AT177 in 2027, the concurrent PIPE offering positioning the combined company to advance its colon-targeted AhR program through key clinical milestones in ulcerative colitis, the potential for AT177 to be a best-in-class AhR agonist rationally designed to transform UC treatment, combining AT177's AhR mechanism with other mechanisms; the opportunity for expansion to Crohn’s disease; the strength and breadth of our intellectual property the length of time that we will be able to continue to fund our operating expenses and capital expenditures, and our expected financing needs and sources of financing.

Any forward-looking statements included herein reflect our current views, and they involve certain risks and uncertainties, including, among others, our ability to conclude the merger transaction and concurrent PIPE offering, our ability to pursue our regulatory strategy, our ability to commence our planned clinical trials, our ability to obtain regulatory approvals for commercialization of product candidates or to comply with ongoing regulatory requirements, our ability to obtain or maintain the capital necessary to fund our research and development activities, our ability to complete clinical trials on time and achieve desired results and benefits as expected, our ability to partner our product development, regulatory limitations relating to our ability to promote or commercialize our product candidates for specific indications, acceptance of our product candidates in the marketplace and the successful development, marketing or sale of our products, the continued maintenance and growth of our patent estate and our ability to retain our key employees. These risks should not be construed as exhaustive and should be read together with the other cautionary statements included in Adial’s Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was initially made. Adial undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM or © or ® symbols, but the combined company will assert, to the fullest extent under applicable law, the rights of the owners to these trademarks, service marks, trade names and copyrights.

AZORA THERAPEUTICS

2

3 Adial / Azora – Transaction highlights Transaction Structure Use of Proceeds Management • Acquisition of Azora structured as a stock - for - stock transaction where all of Azora’s outstanding equity interests were exchanged for Adial common stock and a newly created non - voting convertible preferred stock. • $32 million in upfront financing with the potential to receive an additional $32 million upon second tranche milestone of IND or first dosing. • Proceeds and existing cash and cash equivalents position the combined company to advance its colon - targeted AhR program through key clinical milestones in ulcerative colitis including opening of IND, Phase 1a SAD/MAD study and Phase 1b proof - of concept studies in UC patients. • IND and Phase 1a SAD/MAD initiation are expected first half of 2027 Continuing Azora Leadership: Matt Davidson PhD, Cofounder/CEO CEO at Verrica , developed Ycanth ® Julie Saiki PhD, Cofounder/COO Ran UC trial at Stanford, McKinsey & Co Continuing Adial Leadership: Cary Caliborne MBA, CEO and Director Vinay Shah MBA, CFO New Independent Director: Wendy Young PhD Ex - SVP small molecules at Genentech Company is positioned to read out PoC study in ulcerative colitis early 2028

4 Capitalization As of 06/10/2026 Pre - acquisition Adial common stock outstanding 2,188,469 Adial options and warrants (as converted to common) 1 2,133 Acquisition Consideration Shares of common 437,474 Shares of preferred stock 12,930 Options 2 1,177,782 Preferred stock conversion ratio 1,000 Total pre - financing common equivalents outstanding 3 16,736,455 Concurrent financing 4 Pre - funded warrants 11,780,970 Purchase price $2.7489 Total capitalization (Common, as converted) 5 28.5 million Market capitalization at deal price ~$80 million 1. Calculated using treasury stock method 2. Represents shares of common stock underlying Azora options assumed by Adial 3. Includes common stock, options and preferred stock calculated on an as converted to common stock basis 4. Represents shares underlying pre - funded warrants issuable upon closing of the financing and includes conversion of bridge note 5. Represents Adial’s pre - acquisition shares of common stock outstanding and share of common stock underlying the preferred stock i ssued to Azora stockholders at the closing of the acquisition and pre - funded warrants to be issued upon the closing of the concurrent financing and note exchange. Does not include any securities that may be issued in a future mi les tone closing. • Shares of common stock, preferred stock and options were issued to Azora security holders in exchange for all of Azora’s outstanding equity interests. • Pre - funded warrants issued to investors upon closing of the $32 million private placement and note exchange. • Following approval by Adial’s shareholders and subject to beneficial ownership restrictions and contractual lockup terms, each share of Adial preferred stock will convert into 1,000 shares of Adial common stock. • Private placement and note investors may purchase an additional $32 million of pre - funded warrants in connection with Phase 1 clinical study initiation • Please refer to the company’s SEC filings for additional information.

Inspired by nature, clinically validated, scientifically optimized

Azora Therapeutics is a Stanford spin-out advancing potential best-in-category therapies inspired by indigo naturalis, a botanical extract with demonstrated clinical benefit in ulcerative colitis but potential systemic safety liabilities

AT177 is a fully-synthetic, patented, oral, colon-targeted aryl hydrocarbon receptor (AhR) agonist designed to restore mucosal immune homeostasis at the site of disease with minimal systemic exposure to optimize safety

Current Status:

- Drug scaled, in vivo animal efficacy, target PK/PD in large animals, GLP rat tox completed
- FDA Pre-IND feedback received, IND-enabling studies ongoing, IND planned Q2 2027
- **Up to $64M potential** financing positions Azora into P1b clinical inflection in early 2028

AZORA THERAPEUTICS

AZORA THERAPEUTICS
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6 AT177: Potential best - in - class AhR agonist rationally designed to transform UC Validated in patients with ulcerative colitis: AT177's active moiety indirubin is the same as in indigo naturalis which has demonstrated clinical benefit in UC; AhR mechanism further validated in Phase 3 trials of obefazimod Optimized profile for ulcerative colitis: oral, colon - targeted AT177 is engineered to maximize local AhR activation at the site of disease to improve efficacy while minimizing systemic exposure to limit toxicities Durable IP: composition - of - matter protection to 2043 with potential blocking IP on colon - targeted AhR agonists Market expansion opportunities: AT177 is designed to be combinable with other UC mechanisms. UC proof - of - concept unlocks Crohn’s disease. Financing to clinical PoC: Up to $64M private placement from fundamental biotech specialist investors supports Azora through Phase 1 PoC in UC Current approved therapies for ulcerative colitis (UC) are inadequate due to limited efficacy, secondary loss of response, and systemic safety liabilities

IBD is a $30B market: even modest improvements in efficacy unlock significant value

Market opportunity

$30B per year[1]

$11B in UC, 5M patients and growing, shift to orals[2, 3]

$2-$6B RINVOQ upadacitinib / Entyvio vedolizumab

Individual annual revenue for IBD sales and growing

Limitations of existing UC drugs

Therapeutic ceiling that does not exceed 30% clinical remission at induction or 40% at maintenance[4]

50% of patients with initial benefit lose response[5]

10% fail all therapies and require colectomy[6]

Systemic drugs: immunosuppression and cancer risk

Value creation precedents

$10B market cap — ABIVAX

after positive UC Phase 3 AhR agonist data with 16.4% placebo-adjusted remission at induction[7]

$3-$11B — Prometheus Biosciences, MORPHIC, Telavant, nimbus THERAPEUTICS

Acquisitions after positive Phase 1b or Phase 2

The future of IBD treatment is oral

AT177's mechanism of action is oral, orthogonal to other mechanisms and potentially combinable with approved drugs

1) IBD = inflammatory bowel disease global market by 2030 Polaris Market Research, Inflammatory Bowel Disease Treatment Market Report, 2022-2030.; 2) Global UC Allied Market Research, "Ulcerative Colitis Market," 2021 3) Global UC patients Le Berre (2023) Lancet 4) Placebo adjusted - Papamichael (2019) Curr Opin Gastroenterol 35(4):302-310. 5) Alsoud (2021) Lancet Gastroenterol Hepatol 6(7):589-595. 6) 10-year post-diagnosis colectomy rate. Dai (2023) Dig Liver Dis 55(1):13-20. 7) Market cap $11B on Dec 23 2025, 50 mg dose achieved 16.4% placebo-adjusted clinical remission at Week 8. Abivax press release, July 2025.

AZORA THERAPEUTICS 7

AT177: From botanical proof-of-concept to rationally-engineered drug

The discovery:

Azora cofounder Julie Saiki treated her refractory UC with a botanical mixture called indigo naturalis

Validated biology: Julie conducted a Phase 1b trial at Stanford demonstrating that indigo naturalis was effective in refractory UC patients and drove robust colonic AhR signaling

The problem: : Indigo naturalis is an uncontrolled botanical mixture with potential systemic safety risks and is not FDA approved

The solution:

AT177, a fully-synthetic, gut-restricted small molecule AhR agonist, designed to recapitulate the benefit of indigo naturalis, while minimizing systemic exposure

Prodrug approach: Converts to indirubin, the most potent AhR agonist in indigo naturalis, in colon lumen

The design: Once-daily oral small molecule, scalable CMC, colon-targeted delivery, strong granted IP (to 2043)





AZORA THERAPEUTICS

8

9 Inspired by nature Rationally designed Azora is inspired by patient experience and robust clinical data We rationally built AT177 based on validated science for potential best - class - safety and best - in - category efficacy

10 Aryl hydrocarbon receptor ( AhR ) is a master regulator of gut health AhR : transcription factor expressed in immune cells and epithelium that regulates immune and barrier function (increases tight junction proteins)¹  AhR agonism reduces pro - inflammatory cytokines (IL - 17a, IL - 6, TNF α ) and increases IL - 10, IL - 22, and Tregs ²  Disrupted and reduced AhR signaling drives UC risk and severity 3 ; AhR polymorphisms associated with UC 4  Systemic AhR agonists are effective in UC but systemic AhR signaling presents potential safety risks like headaches, cardiovascular AEs and immunosuppression which may increase cancer risk 1) Stockinger (2021) Nat Rev Gastroenterol Hepatol 18 (8): 559 - 570; 2) Mizoguchi (2018) J Gastroenterol 53:465 – 474; 3) Yoshimats u (2022) Cell Rep. 39(6):110773; 4) Huo (2023) Front Cell Infect Microbiol 13:1279172. AEs = Adverse Events.

11 Indigo naturalis has profound durable efficacy, validating AhR mechanism in UC Saiki (2021) BMJ Open Gastroenterology Stanford phase 1b (n=11) • Refractory patients: 9/11 anti - TNF ; 6/11 anti - TNF and vedolizumab, 5/11 colectomy - recommended • AhR target engagement: ~12,000X increase in colon AhR activity Randomized, double - blind, placebo - controlled (n=86) • Up to 50% placebo - adjust clinical remission 1 • Equal benefit observed in biologic experienced and biologic naïve patients 2 Efficacy endpoints at Week 8 Efficacy endpoints at Week 8 Clinical remission Clinical response Mucosal healing C l i n i c a l r e s p o n s e C l i n i c a l r e m i s s i o n M u c o s a l h e a l i n g 0 20 40 60 80 100 100 80 60 40 20 0 91% 27% 64% Long term maintenance (n= 33 ) • Long term use: clinical remission 73% at 1 - year 3 • With continued use, 90% (9/10) of those achieving remission still in remission 1 - year later 4 Efficacy endpoints to Week 52 94% 85% 73% 58% 70% 73% 0% 20% 40% 60% 80% 100% 4 wk 8 wk 52 wk Clinical response Clinical remission Matsuno (2022) Intest Res 20(2):260 - 268. Matsuno (2024) Gastroenterology 166S12. Naganuma (2018) Gastroenterology 154(4):935 - 947. 1 ) Naganuma (2018) Gastroenterology 154(4):935 - 947. 2) Naganuma (2020) J. Gastroenterology 55:169 - 189 3) Matsuno (2022) Intest Res 20(2):260 - 268; 4) Matsuno (2024) Gastroenterology 166S12

AhR has the potential to raise the efficacy bar in UC

UC placebo-adjusted clinical remission rates by mechanism of action at induction



AhR agonist[1]
MiR-124 / AhR[2]
JAK inhibitor
Anti-TNF
S1P modulator
Anti-integrin
IL-23 inhibitor
IL-12/23 inhibitor
0%
20%
40%

Indigo naturalis

21-51% placebo-adjusted remission demonstrates potential ceiling-breaking efficacy with AhR mechanism

Obefazimod

Medium-potency systemic AhR agonist[3] designed to treat HIV, PK/PD profile may not achieve optimal colon AhR activation levels based on published PK data[4]

Current therapies fall short

- Modest efficacy, particularly in biologic-experienced patients
- Slow onset of benefit
- Lack of durability and development of anti-drug antibodies
- Systemically immunosuppressive
- Safety risks including infection, malignancy, intolerability

Placebo-adjusted clinical remission at induction. 1) Indigo naturalis Naganuma (2018) Gastroenterology 154(4):935-947. 2) Obefazimod: ABTECT-1/2 Phase 3 (2025). All other data from pivotal Phase 2/3 trials per drug labels. 3) Azora data on file and Equillium investor presentation May 27 2026. 4) Near undetectable levels of obefazimod and metabolite in rectal biopsies at 50-150mg doses at all time points. https://clinicaltrials.gov/study/NCT02990325 accessed on Jun 3 2026.

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AhR is a validated target: efficacy is driven locally, not systemically

Blocking AhR eliminates benefit of indigo naturalis

When AhR is knocked out in a murine colitis model, indigo naturalis loses its therapeutic effect

Indigo Naturalis does not work in AhR KO



DSS
IN
Relative weight (%)
Time (days)
Control
IN
110
100
90
80
70
60
50
0
1
2
3
4
5
6
7

Kawai (2017) J Gastroenterol 52(8):904-919.

Colon epithelial signaling key to efficacy[1]

When epithelial AhR is knocked out in the gut ($AhR^{\Delta IEC}$) in a chronic murine colitis model, AhR agonism loses most of its benefit

Mouse colitis model +/-AhR agonist (I3C)



Probability of Survival (%)
Time (days)
100
50
0
0
5
10
15
20
25
30
35
WT/ +I3C
WT/ -I3C
AhR^ΔIEC / +I3C
AhR^ΔIEC / -I3C
AhR^ΔIEC – no AhR in intestinal epithelium; AhR intact elsewhere

Qazi (2023) Nutrients 15(23):4980.

Local AhR activation sufficient to drive clinical benefit

Tapinarof (Vtama®), a topically-applied AhR agonist approved for psoriasis and atopic dermatitis, achieves its therapeutic effect with trivial systemic exposure

Azora's AT193 topical indirubin program was effective in psoriasis with no quantifiable systemic exposure



Week 16
Indirubin
Placebo

Dermavant Vtama® and Azora AT193 clinical data

1) DSS colitis model · AhRΔIEC = mice with AhR deleted selectively in intestinal epithelial cells (immune-cell AhR intact) · I3C = indole-3-carbinol, AhR agonist structurally distinct from indigo naturalis, used here to isolate AhR-dependent epithelial function. IN is indigo naturalis.

AZORA THERAPEUTICS 13

AT177 converts into indirubin, the active moiety in indigo naturalis

AhR activation *in vitro*


Indirubin
Indigo
Indigo naturalis
Fold activation
120
110
100
90
80
70
60
50
40
30
20
10
0
0.001
0.01
0.1
1
10
100
1,000
[Compounds], ng/mL

Indirubin is the most potent AhR agonist in indigo naturalis with sub-nanomolar activity[1]


R1
R2
R3
R4
R5
R6
R7
R8
R10
R11a
R12a
R12b
N
H
N
O

AT177 rapidly converts into indirubin in the lumen of the colon and does not require absorption or bacterial enzymes[2]

Indirubin directly binds the AhR and is as effective as indigo naturalis in animal models of UC[3]

1) In vitro AhR activation in human liver cell line using luciferase behind CYP1A1 promoter. 2) Azora prodrug scaffold, molecule converts into indirubin. 3) AhR crystal structure bound to indirubin from Gruszczyzk (2022) Nat Commun 13(1):7010.

AZORA THERAPEUTICS
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AT177 works like indirubin in DSS colitis mouse model with superior in vivo AhR activity



102
98
94
90
86
(%) initial weight
AT177
Indirubin
Vehicle
**
****
****
****
0
1
2
3
4
5
6
7
8
9
Days



Local colon AhR signaling
25
20
15
10
5
0
AhR Signaling
Fold change (CYP1A1/GAPDH)
Indirubin
AT177

Oral AT177 is effective in UC models and achieves ~8X more colon AhR signaling than indirubin

AZORA THERAPEUTICS

Dextra sodium sulfate (DSS) model. Mice treated for 9 days orally with a molar equivalent of indirubin N=5. Colon samples taken at 6h after final dose. Similar trends observed with disease activity index ** $p<0.01$, **** $p<0.0001$

15

16 Rodents treated with oral AT177 have preserved colonic crypt architecture, restored epithelial integrity and reduced inflammatory infiltrate in lamina propria AT177 is effective in TNBS colitis and supported by histology Trinitrobenzene sulfonic acid (TNBS) model. Sham animals not administered TNBS. Disease activity index is a composite score of weight loss, stool consistency and rectal bleeding from 0 to 12. N=8, dosed orally for 7 days. H&E histopathology at 200X shown. ** p<0.05, **** p<0.0001

17 Indirubin levels above the EC 50 along the entire colon 1,000X Greater i ndirubin colon levels than plasma levels Robust colon AhR activation with minimal systemic exposure 10X 5 00X Lower plasma Cmax than topical tapinarof Lower plasma Cmax than oral obefazimod Plasma exposure well below expected safe thresholds Oral AT177 Administration AT177 is exquisitely gut - restricted and has a wide therapeutic index BQL – below the quantification limit. EC50 – indirubin 50% effective concentration on AhR of 2 ng/g. Colon concentration average of distal, mid and proximal colon levels. Colon to plasma ratio calculated as colon concentration divided by highest average day 1 plasma levels assuming BQL levels are at the lower limit o f q uantification. Cmax of tapinarof in maximum use systemic exposure studies of 0.9 to 1.3 ng/ mL. Cmax of obefazimod reported as 50.21 ng/ml with 50 mg dose under fed conditions Scherrer 2016.

AT177 was rationally designed to be a potential best-in-class AhR agonist for UC

		Azora	Abivax	Equillium	Dr. Falk[1]
Efficacy	Active moiety has shown benefit in patients	✓	✓	X	X
	High potency AhR agonist	✓	X	✓	✓
	Optimized PK/PD profile for UC	✓	X	X	X
Safety	Active moiety is endogenous	✓	X	X	X
	Colon-targeted formulation supports gut restriction	✓	X	✓	✓

Azora's AT177 designed to be highly potent, rapidly metabolized, and the most gut-restricted program in development to mitigate possible systemic safety risks

AZORA THERAPEUTICS

1. In July 2025, AllianThera entered into a strategic partnership with Dr. Falk Pharma

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AT177 is clinically derisked - same active moiety as indigo naturalis with superior control and delivery

1. Indigo naturalis has demonstrated clinical benefit in refractory UC
2. Indigo naturalis efficacy requires AhR signaling in the intestinal epithelium
3. Indirubin is the most potent AhR agonist in indigo naturalis
4. Indirubin alone is effective in murine UC models and in patients with psoriasis[1]
5. AT177 rapidly converts into indirubin and drives more colonic AhR signaling compared with the same amount of indirubin
6. AT177 delivers indirubin above the EC_{50} in large animals across the entire colon and into the rectum with dramatically lower systemic exposures than other AhR agonists

AT177 is derisked and positioned for clinical development



Powered by Indirubin
Indirubin is the most potent AhR agonist found within indigo naturalis.
Leverages "Ceiling-Shattering" Efficacy
Indigo naturalis has already demonstrated high efficacy in refractory UC patients.
Targeted AhR Signaling
Maximal efficacy in UC requires specific AhR signaling within the intestinal epithelium.
THE AT177 CLINICAL ADVANTAGE
Rapid Local Conversion
AT177 converts to indirubin to drive colonic AhR signaling with high precision.
Superior Colonic Coverage
Delivers indirubin above EC50 across the entire colon and rectum.
Optimized Safety Profile
Achieves therapeutic goals with dramatically lower systemic exposure than other agonists.

AZORA THERAPEUTICS

1. Azora P1b study of synthetic indirubin AT193 in psoriasis under Australian clinical trial notification scheme, Azora data on file

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20 AT177: Phase 1 clinical trial 2027 With rapid progression to Phase ௗ 1 and 2 value inflection

21 Drug Substance • Commercially available fully - synthetic starting materials • Proprietary synthetic route • 18M+ room temperature stability • KG+ feasibility batches completed • US - based GMP manufacturing initiated • Processes are highly scalable • Uses only FDA - approved excipients • Highly - targeted release profile • Precise drug delivery to colon confirmed in large animal studies CMC infrastructure is ready to support clinical advancement Drug Product Formulation Scale - Up AT177's CMC package is derisked with a scalable synthetic route, colon - targeted formulation using FDA - approved excipients, and US - based GMP manufacturing

Financing positions Azora through IND-enabling studies and into PoC in UC


2026
2027
2028
2029
Q1
Q2
Q3
Q4
Financing
$32M financing
Up to $32M milestone tranche
Reg
Open IND
CMC
GMP Manufacturing
GMP Manufacturing
Tox
MTD, Dose Finding
GLP 28d minipig
Long term tox
IND-enabling
Transporter, safety pharm, genetox
Clinic
Ph1 SAD/MAD + P1b PoC in UC patients
Global Phase 2 with 6 mo open-label extension
OLE to Q2 2030
External events
Obefazimod NDA submission
Obefazimod P2 Crohn's

Capital-efficient path to clinical proof-of-concept in ulcerative colitis

AZORA THERAPEUTICS

OLE = open label extension. PoC = proof of concept. SAD/MAD = single ascending dose and multiple ascending dose. GMP = good manufacturing processes. GLP = good laboratory practices. NDA = new drug application. CD = Crohn's disease.. Obefazimod timeline from LifeSci Capital analyst report 6.2.26.

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23 Experienced team with track record of FDA approval Our team and advisors have developed the following drugs: Cary J. Claiborne MBA Chief Executive Officer, Director Vinay Shah MBA Chief Financial Officer Matt Davidson PhD Chief Development Officer, Director Julie Saiki PhD EVP of Strategy

Strong, long-dated granted IP position with broad claims on use of AhR agonists pending

Publication No.	Type	Status	Expires	Key Claims
US-2023 0227408-A1	Composition	Granted (US, JP)	2043	• Indirubin prodrugs
US-2024-0182416-A1	Method	Granted (US)	2043	• Use of APIs in inflammatory diseases
US-2025-0255820-A1	Composition	Pending	2040	• Colon-targeted formulations of AhR agonists
US-2025-0195469	Method	Pending	2042	• Methods to reduce possible side effects of AhR agonists including headaches, GI, PAH. • Methods to enhance the efficacy of AhR agonists

Azora holds 100% ownership of all intellectual property on a worldwide, royalty-free basis

AZORA THERAPEUTICS

GI = Gastrointestinal. PAH = Pulmonary Arterial Hypertension. API = Active Pharmaceutical Ingredients

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25 AT177: Ulcerative colitis success unlocks Crohn’s disease and possible combinations Phase 2 Phase 1a/1b IND - Enabling Pre - Clinical Discovery AT177 Ulcerative Colitis Lead program AT177 Crohn's Disease UC proof unlocks CD Undisclosed Platform optionality Initiate Phase 1 trial 2027 TODAY Current financing positions Azora through IND - enabling studies and key clinical AT177 value inflection

26 Thank you Investor Contact Mike Moyer, Managing Director LifeSci Advisors +1 - 617 - 308 - 4306 mmoyer@lifesciadvisors.com